UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2005
POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

11 State Street, Woburn, Massachusetts	01801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 933-2020
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On November 3, 2005, PolyMedica Corporation (the “Company”) announced its financial results for the quarter ended September 30, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Voluntary Disclosure of Other Events
     The Company also announced today that its Board of Directors has authorized the Company to repurchase up to two million shares of its common stock. Share repurchases under this program may be made in the open market or in private transactions, at times and in amounts that management deems appropriate.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 3, 2005, of PolyMedica Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION

Date: November 3, 2005	By: /s/ Devin J. Anderson

Devin J. Anderson General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 3, 2005, of PolyMedica Corporation.